ATHENA BEHAVIORAL TACTICAL FUND
SCHEDULE OF INVESTMENTS (Unaudited)
July 31, 2024

Shares		Fair Value
	EXCHANGE-TRADED FUND — 98.9%
	EQUITY - 98.9%
227,700	iShares MSCI EAFE ETF (Cost $18,379,170)	$ 18,297,972

	SHORT-TERM INVESTMENTS - 1.1%
	MONEY MARKET FUNDS - 1.1%
32,327	Fidelity Treasury Portfolio, Class I, 5.18%(a)	32,327
170,608	First American Treasury Obligations Fund, Class X, 5.20%(a)	170,608
	TOTAL SHORT-TERM INVESTMENTS (Cost $202,935)	202,935

	TOTAL INVESTMENTS - 100.0% (Cost $18,582,105)	$ 18,500,907
	LIABILITIES IN EXCESS OF OTHER ASSETS – (0.0)% (b)	(384)
	NET ASSETS - 100.0%	$ 18,500,523

EAFE	- Europe, Australasia and Far East
ETF	- Exchange-Traded Fund
MSCI	- Morgan Stanley Capital International
(a)	Rate disclosed is the seven day effective yield as of July 31, 2024.
(b)	Percentage rounds to greater than (0.1)%.